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                                                                  EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 17, 1997, included in the Annual Report of Tenneco Inc. on Form 10-K for the year ended December 31, 1996.

                                          Arthur Andersen LLP

Houston, Texas
March 13, 1997